UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 1, 2023

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2023, DMC Global Inc. (the “Company”) appointed Brett Seger as Chief Accounting Officer of the Company, effective immediately. Mr. Seger replaces Michael Kuta, who ceased serving as the Company’s principal financial and accounting officer on February 28, 2023 as contemplated by Mr. Kuta’s previously disclosed Retirement Agreement.

Mr. Seger, 39, has served as the Company’s Vice President of Finance Integration since January 2022, with the primary responsibility of managing the coordination of significant financial activities relating to the Company’s subsidiary Arcadia Products, LLC. Prior to joining the Company, Mr. Seger spent over a decade with Ernst & Young LLP, most recently as an Audit Senior Manager. Mr. Seger graduated with a B.S. in Accounting and an MBA from the University of Denver and also holds the Certified Public Accountant Professional designation.

Mr. Seger will receive a base salary of $260,000 per year and will be eligible to receive an annual bonus at a target of 40% of his base salary, which will be aligned with pre-determined Company financial goals and individual performance. Mr. Seger will also receive annual long term incentive grants valued at $125,000.

There is no arrangement or understanding between Mr. Seger and any other persons pursuant to which he was appointed as Chief Accounting Officer of the Company. There are no related party transactions between Mr. Seger and the Company that would be required to be reported under Item 404(a) of Regulation S-K. There are no family relationships among Mr. Seger and our executive officers and directors.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	March 7, 2023	By:	/s/ Michelle Shepston
Michelle Shepston
Executive Vice President & Chief Legal Officer